SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2009

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN

OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN

OFFICERS.

On January 22, 2009, the Board of Directors of FieldPoint Petroleum Corporation (the “Company”) accepted the resignation of Ray Reaves as a member of the nominating committee effective immediately.  This resignation does not affect and he will continue to serve as a member of the Board of Directors of the Company.  His resignation is attached hereto as Exhibit 99.1

Mr. Karl Reimers has been nominated to fill the vacancy on the committee.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

Item	Title

99.1	Resignation of Ray Reaves

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: January 23, 2009	By__/s/ Ray Reaves______________ Ray Reaves, President